BLACKROCK ETF TRUST II

BlackRock Short-Term California Muni Bond ETF

(the “Fund”)

Supplement dated January 31, 2024 to the Fund’s

Summary Prospectus and Prospectus, each dated November 28, 2023, as supplemented to date

Effective March 1, 2024, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Kristi Manidis, Christian Romaglino, CFA and Mei Chan (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Manidis, Mr. Romaglino and Ms. Chan have been Portfolio Managers of the Fund since 2023, 2023 and 2024, respectively.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Kristi Manidis, Christian Romaglino, CFA and Mei Chan (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Manidis has been employed by BFA or its affiliates as a portfolio manager since 2009. Mr. Romaglino has been employed by BFA or its affiliates as a portfolio manager since 2017. Ms. Chan has been employed by BFA or its affiliates since 2020. Prior to that Ms. Chan was a Quantitative Equity Research Analyst at PNC Capital Advisors, LLC from 2019 to 2020. Ms. Manidis, Mr. Romaglino and Ms. Chan have been Portfolio Managers of the Fund since 2023, 2023 and 2024, respectively.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.